    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 2001.

                                                 REGISTRATION NO. 333-70776

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                Amendment No. 1
                                       To


                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                 THE KROGER CO.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             OHIO                                                     31-0345740
              (STATE OR OTHER JURISDICTION OF                                      (I.R.S. EMPLOYER
               INCORPORATION OR ORGANIZATION)                                    IDENTIFICATION NO.)

                                1014 VINE STREET
                             CINCINNATI, OHIO 45202
                                 (513) 762-4000

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OR
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             PAUL W. HELDMAN, ESQ.
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                                 THE KROGER CO.
                                1014 VINE STREET
                             CINCINNATI, OHIO 45202
                                 (513) 762-4000

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------




    PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT CONTAINS A PROSPECTUS THAT RELATES TO $1,250,000,000 OF SECURITIES REMAINING AS REGISTERED UNDER REGISTRATION STATEMENT NO. 333-61658 TO THE EXTENT REMAINING ON THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following entities are direct or indirect subsidiaries of Registrant, and may guarantee one or more issues of Debt Securities, and are Co-Registrants under this Registration Statement:

                                                  STATE OF INCORPORATION/      IRS EMPLOYER
                      NAME                              ORGANIZATION        IDENTIFICATION NO.
                      ----                        -----------------------   ------------------
Dillon Companies, Inc.                            Kansas                        48-0196590
Drugs Distributors, Inc.                          Indiana                       31-1112998
Henpil, Inc.                                      Texas                         74-6044519
Inter-American Foods, Inc.                        Ohio                          74-1491846
J. V. Distributing, Inc.                          Michigan                      31-1107025
KRGP Inc.                                         Ohio                          31-1569084
KRLP Inc.                                         Ohio                          31-1579339
The Kroger Co. of Michigan                        Michigan                      38-0900860
Kroger Dedicated Logistics Co.                    Ohio                          31-1399126
Kroger Limited Partnership I                      Ohio                          31-1569568
Kroger Limited Partnership II                     Ohio                          31-1569087
Peyton's-Southeastern, Inc.                       Tennessee                     61-0942129
Rocket Newco, Inc.                                Texas                         76-0542912
Topvalco, Inc.                                    Ohio                          31-0574717
Vine Court Assurance Incorporated                 Vermont                       31-1192645
Dillon Real Estate Co., Inc.                      Kansas                        48-0680105
Junior Food Stores of West Florida, Inc.          Florida                       59-0980071
Kwik Shop, Inc.                                   Kansas                        48-6112339
Mini Mart, Inc.                                   Wyoming                       83-0208334
Quik Stop Markets, Inc.                           California                    94-1610162
THGP Co., Inc.                                    Pennsylvania                  23-2922125
THLP Co., Inc.                                    Pennsylvania                  23-2922123
Turkey Hill, L.P.                                 Pennsylvania                  23-2922126
Wells Aircraft, Inc.                              Kansas                        48-0690719
Fred Meyer, Inc.                                  Delaware                      91-1826443
Fred Meyer Stores, Inc.                           Delaware                      93-0798201
CB&S Advertising Agency, Inc.                     Oregon                        93-0587794
Distribution Trucking Company                     Oregon                        93-0786441
FM, Inc.                                          Utah                          93-1197669
FM Holding Corporation                            Delaware                      93-0864302
Grand Central, Inc.                               Utah                          87-0277527
Fred Meyer of Alaska, Inc.                        Alaska                        93-0802793
Fred Meyer of California, Inc.                    California                    93-0979434
Fred Meyer Jewelers, Inc.                         California                    68-0202947
Roundup Co.                                       Washington                    93-0798202
Smith's Food & Drug Centers, Inc.                 Delaware                      87-0258768
Richie's, Inc.                                    Texas                         74-2047032
Smith's Beverage of Wyoming, Inc.                 Wyoming                       80-0126833
Quality Food Centers, Inc.                        Washington                    91-1330075
Hughes Markets, Inc.                              California                    95-1947206
Hughes Realty, Inc.                               California                    95-2253719
KU Acquisition Corporation                        Washington                    91-1765648
Second Story, Inc.                                Washington                    91-1753356
Quality Food, Inc.                                Delaware                      91-1829342
Quality Food Holdings, Inc.                       Delaware                      91-1829339

                                                  STATE OF INCORPORATION/      IRS EMPLOYER
                      NAME                              ORGANIZATION        IDENTIFICATION NO.
                      ----                        -----------------------   ------------------
QFC Sub, Inc.                                     Washington                    91-1931177
Food 4 Less Holdings, Inc.                        Delaware                      33-0642810
Ralphs Grocery Company                            Delaware                      95-4356030
Alpha Beta Company                                California                    95-1456805
Bay Area Warehouse Stores, Inc.                   California                    93-1087199
Bell Markets, Inc.                                California                    94-1569281
Cala Co.                                          Delaware                      95-4200005
Cala Foods, Inc.                                  California                    94-1342664
Crawford Stores, Inc.                             California                    95-0657410
Food 4 Less of California, Inc.                   California                    33-0293011
Food 4 Less of Southern California, Inc.          Delaware                      33-0483203
Food 4 Less Merchandising, Inc.                   California                    33-0483193
Food 4 Less GM, Inc.                              California                    95-4390406
Kroger Texas L.P.                                 Ohio                          31-1678530
RJD Assurance, Inc.                               Vermont                       03-0364178
Queen City Assurance, Inc.                        Vermont                       03-0371799
F4L L.P.                                          Ohio                         Applied for
Kroger Group Cooperative, Inc.                    Ohio                         Applied for

---------
This pre-effective amendment is filed solely to add two additional subsidiaries of Registrant as Co-Registrants who may guarantee one or more issues of Debt Securities under this Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on November 6, 2001.


                                          THE KROGER CO.

                                          BY        /s/ BRUCE M. GACK
                                            ------------------------------------
                                             Bruce M. Gack
                                             Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                                   REGISTRANT

                  SIGNATURE                              TITLE
                  ---------                              -----

  *  /s/ REUBEN V. ANDERSON                    Director
---------------------------------------------
            Reuben V. Anderson

  *  /s/ ROBERT D. BEYER                       Director
---------------------------------------------
            Robert D. Beyer

  *  /s/ JOHN L. CLENDENIN                     Director
---------------------------------------------
            John L. Clendenin

  *  /s/ DAVID B. DILLON                       Director, President and
---------------------------------------------  Chief Operating Officer
            David B. Dillon

  *  /s/ CARLTON J. JENKINS                    Director
---------------------------------------------
            Carlton J. Jenkins

  *  /s/ BRUCE KARATZ                          Director
---------------------------------------------
            Bruce Karatz

  *  /s/ JOHN T. LAMACCHIA                     Director
---------------------------------------------
            John T. LaMacchia

                  SIGNATURE                              TITLE                     DATE
                  ---------                              -----                     ----

  *  /s/ EDWARD M. LIDDY                       Director
---------------------------------------------
            Edward M. Liddy

  *  /s/ CLYDE R. MOORE                        Director
---------------------------------------------
            Clyde R. Moore

  *  /s/ T. BALLARD MORTON, JR.                Director
---------------------------------------------
            T. Ballard Morton, Jr.

                                               Director
---------------------------------------------
            Thomas H. O'Leary

  *  /s/ KATHERINE D. ORTEGA                   Director
---------------------------------------------
            Katherine D. Ortega

  *  /s/ JOSEPH A. PICHLER                     Chairman of the Board of
---------------------------------------------  Directors, Chief
            Joseph A. Pichler                  Executive Officer, and
                                               Director

  *  /s/ STEVEN R. ROGEL                       Director
---------------------------------------------
            Steven R. Rogel

  *  /s/ J. MICHAEL SCHLOTMAN                  Group Vice President and
---------------------------------------------  Chief Financial
            J. Michael Schlotman               Officer -- Principal
                                               Financial Officer

  *  /s/ MARTHA ROMAYNE SEGER                  Director
---------------------------------------------
            Martha Romayne Seger

  *  /s/ BOBBY S. SHACKOULS                    Director
---------------------------------------------
            Bobby S. Shackouls

  *  /s/ MARY ELIZABETH VAN OFLEN              Vice President and Corporate
---------------------------------------------  Controller -- Principal
         Mary Elizabeth Van Oflen              Accounting Officer

*By  /s/ BRUCE M. GACK
---------------------------------------------
            Bruce M. Gack
            As Attorney-in-fact
                                                                November 6, 2001

                      CO-REGISTRANT OFFICERS AND DIRECTORS


                  SIGNATURE                              TITLE                    DATE
                                                                                All as of
                                                                             November 6, 2001

Dillon Companies, Inc.

      /s/ DAVID B. DILLON                      Director, Chairman of
---------------------------------------------  the Board, President and
             David B. Dillon                   Chief Executive Officer
                                               (Principal Executive Officer)

      /s/ FRANK J. REMAR                       Vice President Secretary and
---------------------------------------------  Treasurer (Principal
             Frank J. Remar                    Financial and Accounting
                                               Officer)


      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Assistant Secretary
             Paul W. Heldman

Drugs Distributors, Inc.

      /s/ J. ROBERT RICE                       Director and President
---------------------------------------------  (Principal Executive
             J. Robert Rice                    Officer)

      /s/ ROBERT WELTY                         Treasurer (Principal
---------------------------------------------  Financial and Accounting
             Robert Welty                      Officer)

     /s/ PAUL W. HELDMAN                       Director and Vice President
---------------------------------------------
             Paul W. Heldman

      /s/ Thomas P. O'Brien, Jr.               Director and Secretary
---------------------------------------------
             Thomas P. O'Brien, Jr.

                  SIGNATURE                              TITLE
                  ---------                              -----
Henpil, Inc.

      /s/ LEE BREWER                           President and Director
---------------------------------------------  (Principal Executive
             Lee Brewer                        Officer)

      /s/ STEVEN MCMILLAN                      Director, Vice President,
---------------------------------------------  Treasurer, and Secretary
             Steven McMillan                   (Principal Financial and
                                               Accounting Officer)

    /s/ THOMAS P. O'BRIEN, JR.                 Director and Vice President
---------------------------------------------
             Thomas P. O'Brien, Jr.

Inter-American Foods, Inc.

      /s/ PAUL W. HELDMAN                      Director and President
---------------------------------------------  (Principal Executive Officer)
             Paul W. Heldman

      /s/ W. RODNEY MCMULLEN                   Vice President and Chief
---------------------------------------------  Financial Officer
             W. Rodney McMullen                (Principal Financial
                                               Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and Treasurer
---------------------------------------------  (Principal Accounting Officer)
             Lawrence M. Turner

      /s/ Thomas P. O'Brien, Jr.               Director
---------------------------------------------
             Thomas P. O'Brien, Jr.

      /s/ BRUCE M. GACK                        Director, Vice President and
---------------------------------------------  Secretary
             Bruce M. Gack

J. V. Distributing, Inc.

      /s/ W. RODNEY MCMULLEN                   President (Principal
---------------------------------------------  Executive Officer)
             W. Rodney McMullen

      /s/ LAWRENCE M. TURNER                   Treasurer (Principal
---------------------------------------------  Financial and Accounting
             Lawrence M. Turner                Officer)

                  SIGNATURE                              TITLE
                  ---------                              -----
      /s/ PAUL W. HELDMAN                      Director and Vice
---------------------------------------------  President
             Paul W. Heldman

      /s/ THOMAS P. O'BRIEN, JR.               Director
---------------------------------------------
             Thomas P. O'Brien, Jr.

      /s/ BRUCE M. GACK                        Director and Secretary
---------------------------------------------
             Bruce M. Gack

KRGP Inc.
KRLP Inc.
Kroger Limited Partnership I
  By KRGP Inc., the General Partner
Kroger Limited Partnership II
  By KRGP Inc., the General Partner
Kroger Texas L.P.
  By KRGP Inc., the General Partner
Kroger Group Cooperative, Inc.

      /s/ JOSEPH A. PICHLER                    Director, Chairman of the
---------------------------------------------  Board, and Chief Executive
             Joseph A. Pichler                 Officer (Principal
                                               Executive Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and
---------------------------------------------  Treasurer (Principal
             Lawrence M. Turner                Financial and Accounting
                                               Officer)

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman

      /s/ THOMAS. P. O'BRIEN, JR.              Director, Vice President
---------------------------------------------  and Assistant Secretary
             Thomas P. O'Brien, Jr.

      /s/ BRUCE M. GACK                        Director, Vice President
---------------------------------------------  and Assistant Secretary
             Bruce M. Gack

                  SIGNATURE                              TITLE
                  ---------                              -----
The Kroger Co. of Michigan

      /s/ JON C. FLORA                         Director, Chairman of the
---------------------------------------------  Board, and Chief Executive
             Jon C. Flora                      Officer (Principal
                                               Executive Officer)

      /s/ KEVIN TROMBLEY                       Treasurer and Secretary
---------------------------------------------  (Principal Financial and
             Kevin Trombley                    Accounting Officer)

      /s/ PAUL W. HELDMAN                      Director, President and
---------------------------------------------  Assistant Secretary
             Paul W. Heldman

      /s/ GARY RAYMOND                         Director and Vice
---------------------------------------------  President-Operations
             Gary Raymond

Kroger Dedicated Logistics Co.

      /s/ PAUL W. HELDMAN                      Director and President
---------------------------------------------  (Principal Executive
             Paul W. Heldman                   Officer)

      /s/ LAWRENCE M. TURNER                   Director, Vice President,
---------------------------------------------  and Treasurer (Principal
             Lawrence M. Turner                Financial and Accounting
                                               Officer)

      /s/ W. RODNEY MCMULLEN                   Director
---------------------------------------------
             W. Rodney McMullen

Peyton's-Southeastern, Inc.

      /s/ J. ROBERT RICE                       Director, President and
---------------------------------------------  Chief Executive Officer
             J. Robert Rice                    (Principal Executive
                                               Officer)

      /s/ ROBERT WELTY                         Treasurer and Secretary
---------------------------------------------  (Principal Financial and
             Robert Welty                      Accounting Officer)

                  SIGNATURE                              TITLE
                  ---------                              -----
      /s/ TERRY L. COX                         Director and Vice President
---------------------------------------------
             Terry L. Cox

      /s/ PAUL W. HELDMAN                      Director, Vice President and Assistant
---------------------------------------------  Secretary
             Paul W. Heldman


Queen City Assurance, Inc.

      /s/ MARY ELIZABETH VAN OFLEN             Director and President
---------------------------------------------  (Principal Executive Officer)
          Mary Elizabeth Van Oflen

      /s/ THOMAS A. SMITH                      Director, Controller and Chief
---------------------------------------------  Accounting Officer (Principal
             Thomas A. Smith                   Financial and Accounting Officer)

      /s/ BRUCE M. GACK                        Director, Senior Vice President
---------------------------------------------  and Secretary
              Bruce M. Gack

     /s/ L. THOMAS AYDT                        Director and Senior Vice
---------------------------------------------  President
              L. Thomas Aydt

                                               Director and Assistant Secretary
---------------------------------------------
               Alan D. Port

Rocket Newco, Inc.

      /s/ THOMAS P. O'BRIEN, JR.               Director and President
---------------------------------------------  (Principal Executive
             Thomas P. O'Brien, Jr.            Officer)

      /s/ STEVEN MCMILLAN                      Vice President, Treasurer,
---------------------------------------------  and Secretary (Principal
             Steven McMillan                   Financial and Accounting
                                               Officer)

      /s/ LEE BREWER                           Director and Vice
---------------------------------------------  President
             Lee Brewer

      /s/ JACK CANNON                          Director and Vice
---------------------------------------------  President
             Jack Cannon

Topvalco, Inc.

      /s/ JAMES E. HODGE                       President (Principal
---------------------------------------------  Executive Officer)
             James E. Hodge

      /s/ LAWRENCE M. TURNER                   Director, Vice President,
---------------------------------------------  Treasurer, and Assistant
             Lawrence M. Turner                Secretary (Principal
                                               Financial and Accounting
                                               Officer)

      /s/ PAUL W. HELDMAN                      Director, Vice President
---------------------------------------------  and Assistant Secretary
             Paul W. Heldman

      /s/ THOMAS P. O'BRIEN, JR.               Director and Assistant
---------------------------------------------  Secretary
             Thomas P. O'Brien, Jr.

Vine Court Assurance Incorporated
RJD Assurance, Inc.

      /s/ MARY ELIZABETH VAN OFLEN             Director and President
---------------------------------------------  (Principal Executive
             Mary Elizabeth Van Oflen          Officer)

                  SIGNATURE                              TITLE
                  ---------                              -----
      /s/ LAWRENCE M. TURNER                   Treasurer (Principal
---------------------------------------------  Financial Officer)
             Lawrence M. Turner

      /s/ THOMAS A. SMITH                      Director, Controller, and
---------------------------------------------  Chief Accounting Officer
             Thomas A. Smith                   (Principal Accounting
                                               Officer)

      /s/ BRUCE M. GACK                        Director, Vice President
---------------------------------------------  and Secretary
             Bruce M. Gack

      /s/ L. THOMAS AYDT II                    Director and Vice President
---------------------------------------------
             L. Thomas Aydt II

                                               Director
---------------------------------------------
             Alan D. Port

                  SIGNATURE                              TITLE
                  ---------                              -----
Dillon Real Estate Co., Inc.

      /s/ FRANK J. REMAR                       President (Principal
---------------------------------------------  Executive Officer)
             Frank J. Remar

      /s/ LAWRENCE M. TURNER                   Vice President and
---------------------------------------------  Treasurer (Principal
             Lawrence M. Turner                Financial and Accounting
                                               Officer)

      /s/ DAVID B. DILLON                      Director and Vice President
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President
---------------------------------------------  and Secretary
             Paul W. Heldman

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

                  SIGNATURE                              TITLE
                  ---------                              -----
Junior Food Stores of West Florida, Inc.

      /s/ MARK SALISBURY                       President (Principal
---------------------------------------------  Executive Officer)
             Mark Salisbury

      /s/ FRANK J. REMAR                       Vice President, Treasurer
---------------------------------------------  and Assistant Secretary
             Frank J. Remar                    (Principal Financial and
                                               Accounting Officer)

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

      /s/ PAUL W. HELDMAN                      Director, Vice President and
---------------------------------------------  Secretary
             Paul W. Heldman

Kwik Shop, Inc.

      /s/ MICHAEL HOFFMANN                     President (Principal
---------------------------------------------  Executive Officer)
             Michael Hoffman

      /s/ FRANK J. REMAR                       Vice President, Assistant
---------------------------------------------  Secretary and Treasurer
             Frank J. Remar                    (Principal Financial and
                                               Accounting Officer)

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President and
---------------------------------------------  Secretary
             Paul W. Heldman

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

Mini Mart, Inc.

      /s/ ARTHUR STAWSKI                       President (Principal
---------------------------------------------  Executive Officer)
             Arthur Stawski

      /s/ FRANK J. REMAR                       Treasurer and Assistant Secretary
---------------------------------------------  (Principal Financial and
             Frank J. Remar                    Accounting Officer)

                  SIGNATURE                              TITLE
                  ---------                              -----
      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President and
---------------------------------------------  Secretary
             Paul W. Heldman

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
            Joseph A. Pichler

Quik Stop Markets, Inc.

      /s/ VAN S. TARVER                        President (Principal
---------------------------------------------  Executive Officer)
             Van S. Tarver

      /s/ FRANK J. REMAR                       Vice President, Assistant
---------------------------------------------  Secretary and Treasurer
             Frank J. Remar                    (Principal Financial and
                                               Accounting Officer)

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President and
---------------------------------------------  Secretary
             Paul W. Heldman

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
            Joseph A. Pichler

THGP Co., Inc.
THLP Co., Inc.
Turkey Hill, L.P.
  By THGP Co., Inc.,
  its General Partner

      /s/ DAVID B. DILLON                      Director, President and
---------------------------------------------  Chief Executive Officer
          David B. Dillon                      (Principal Executive Officer)

      /s/ FRANK J. REMAR                       Vice President, Assistant
---------------------------------------------  Secretary, and Treasurer
             Frank J. Remar                    (Principal Financial and
                                               Accounting Officer)

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
            Joseph A. Pichler

                  SIGNATURE                              TITLE
                  ---------                              -----
Wells Aircraft, Inc.

      /s/ GARY W. CROW                         President (Principal
---------------------------------------------  Executive Officer)
             Gary W. Crow

      /s/ FRANK J. REMAR                       Vice President, Assistant Secretary
---------------------------------------------  and Treasurer (Principal
             Frank J. Remar                    Financial and Accounting
                                               Officer)

      /s/ DAVID B. DILLON                      Director, and Vice President
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President and
---------------------------------------------  Secretary
             Paul W. Heldman

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

Fred Meyer Stores, Inc.

      /s/ SAMMY K. DUNCAN                      President and Chief
---------------------------------------------  Executive Officer
             Sammy K. Duncan                  (Principal Executive
                                               Officer)

      /s/ DAVID DEATHERAGE                     Vice President and Chief
---------------------------------------------  Financial Officer
             David Deatherage                  (Principal Financial
                                               Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and
---------------------------------------------  Treasurer (Principal
             Lawrence M. Turner                Accounting Officer)

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President and
---------------------------------------------  Secretary
             Paul W. Heldman

                  SIGNATURE                              TITLE
                  ---------                              -----
Fred Meyer, Inc.
CB&S Advertising Agency, Inc.
Distribution Trucking Company
FM, Inc.
FM Holding Corporation
Grand Central, Inc.
Fred Meyer of Alaska, Inc.
Fred Meyer of California, Inc.
Roundup Co.

      /s/ WARREN F. BRYANT                     President and Chief
---------------------------------------------  Executive Officer
             Warren F. Bryant                  (Principal Executive
                                               Officer)

      /s/ DAVID DEATHERAGE                     Vice President and Chief
---------------------------------------------  Financial Officer
             David Deatherage                  (Principal Financial
                                               Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and
---------------------------------------------  Treasurer (Principal
             Lawrence M. Turner                Accounting Officer)

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman

Smith's Beverage of Wyoming, Inc.
Hughes Markets, Inc.
Hughes Realty, Inc.
KU Acquisition Corporation

      /s/ WARREN F. BRYANT                     President and Chief
---------------------------------------------  Executive Officer
             Warren F. Bryant                  (Principal Executive
                                               Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and Treasurer
---------------------------------------------  (Principal Financial and
             Lawrence M. Turner                Accounting Officer)

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman



                  SIGNATURE                              TITLE
                  ---------                              -----
Fred Meyer Jewelers, Inc.

      /s/ EDWARD A. DAYOOB                     President and Chief Executive
---------------------------------------------  Officer (Principal Executive
             Edward A. Dayoob                  Officer)

      /s/ MICHAEL J. MILLER                    Vice President and Chief
---------------------------------------------  Financial Officer
             MICHAEL J. MILLER                 (Principal Financial
                                               Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and
---------------------------------------------  Treasurer (Principal
             Lawrence M. Turner                Accounting Officer)

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman

Smith's Food & Drug Centers, Inc.

      /s/ WARREN F. BRYANT                     Chief Executive Officer
---------------------------------------------  (Principal Executive
             Warren F. Bryant                  Officer)

      /s/ JAMES A. KLOPP                       Chief Financial Officer
---------------------------------------------  (Principal Financial
             JAMES A. KLOPP                    Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and
---------------------------------------------  Treasurer (Principal
             Lawrence M. Turner                Accounting Officer)

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

                  SIGNATURE                              TITLE
                  ---------                              -----
      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman

Richie's, Inc.

      /s/ LEE BREWER                           Director and President
---------------------------------------------  (Principal Executive
             Lee Brewer                        Officer)

      /s/ THOMAS P. O'BRIEN, JR.               Director, Vice President,
---------------------------------------------  Secretary and Treasurer
             Thomas P. O'Brien, Jr.            (Principal Financial and
                                               Accounting Officer)

      /s/ JACK CANNON                          Director and Vice President
---------------------------------------------
             Jack Cannon

Quality Food Centers, Inc.
Quality Food, Inc.
Quality Food Holdings, Inc.
QFC Sub, Inc.
Second Story, Inc.

      /s/ DARRELL D. WEBB                      President
---------------------------------------------  (Principal Executive
             Darrell D. Webb                   Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and Treasurer
---------------------------------------------  (Principal Financial and
             Lawrence M. Turner                Accounting Officer)

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

                  SIGNATURE                              TITLE
                  ---------                              -----
      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman

Food 4 Less Holdings, Inc.
Cala Co.
Bay Area Warehouse Stores, Inc.
Bell Markets, Inc.
Cala Foods, Inc.
Crawford Stores, Inc.
Food 4 Less of Southern California, Inc.
Alpha Beta Company
Food 4 Less GM, Inc.
Food 4 Less of California, Inc.
Food 4 Less Merchandising, Inc.
F4L L.P.
  By Bay Area Warehouse Stores, Inc.,
  the General Partner

      /s/ E. JOHN BURGON                       President (Principal
---------------------------------------------  Executive Officer)
             E. JOHN BURGON

      /s/ LAWRENCE M. TURNER                   Vice President and Treasurer
---------------------------------------------  (Principal Financial and
             Lawrence M. Turner                Accounting Officer)

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman

Ralphs Grocery Company

      /s/ E. JOHN BURGON                       President (Principal
---------------------------------------------  Executive Officer)
             E. JOHN BURGON

      /s/ STEVEN MCMILLAN                      Senior Vice President and
---------------------------------------------  Chief Financial Officer
             Steven McMillan                   (Principal Financial Officer)

      /s/ LAWRENCE M. TURNER                   Vice President and Treasurer
---------------------------------------------  (Principal Financial and
             Lawrence M. Turner                Accounting Officer)

      /s/ JOSEPH A. PICHLER                    Director
---------------------------------------------
             Joseph A. Pichler

      /s/ DAVID B. DILLON                      Director
---------------------------------------------
             David B. Dillon

      /s/ PAUL W. HELDMAN                      Director, Vice President,
---------------------------------------------  and Secretary
             Paul W. Heldman

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                           DOCUMENT DESCRIPTION
-------                          --------------------
 *1.1      --  Form of Underwriting Agreement. Incorporated by reference to Exhibit 1.1 of The Kroger Co.'s Registration Statement
               on Form S-3 (Registration No. 333-85727). ...............
 *4.1      --  Amended Articles of Incorporation of The Kroger Co. are
               incorporated by reference to Exhibit 3.1 of The Kroger
               Co.'s Quarterly Report on Form 10-Q for the quarter ended
               October 3, 1998. The Kroger Co.'s Regulations are
               incorporated by reference to Exhibit 4.2 of The Kroger
               Co.'s Registration Statement on Form S-3 (Registration
               No. 33-57552) filed with the SEC on January 28, 1993. ...
 *4.2      --  Rights Agreement, including form of Rights Certificate, incorporated by reference to The Kroger Co.'s
               Registration Statements on Form 8-A/A dated April 4, 1997
               and October 18, 1998.....................................
 *4.3      --  Form of Senior Indenture (including form of securities).
               Incorporated by reference to Exhibit 4.3 to the
               Registrant's Registration Statement on Form S-3
               (Registration No. 333-74389). ...........................
**4.4      --  Certificate of Designation of series of preferred
               shares. .................................................
**4.5      --  Form of Deposit Agreement for depositary shares. ........
**4.6      --  Form of Warrant Agreement, including form of warrant
               certificate. ............................................
 *5.1      --  Opinion of Paul Heldman, Esq., including his consent. ...
*12.1      --  Computation of Ratio of Earnings to Fixed Charges. ......
*23.1      --  Consent of PricewaterhouseCoopers LLP. ..................
*23.2      --  Consent of Paul Heldman, Esq., included in Exhibit
               5.1. ....................................................
*24.1      --  Powers of Attorney. .....................................
*25.1      --  Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939. Incorporated by
               reference to Exhibit 25.1 to the Registrant's Current
               Report on Form 8-K dated April 30, 1999. ................

-------------------------
 * Previously filed.

** To be filed as an Exhibit to a document to be incorporated by reference for the specific offering of securities, if any, to which it relates.